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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):     June 19, 2001

                                   AVNET, INC.

            (Exact name of Registrant as Specified in its Charter)

           New York                   1-4224              11-1890605

 (State or Other Jurisdiction       (Commission        (I.R.S. Employer
      of Incorporation)             File Number)      Identification No.)

2211 South 47th Street, Phoenix, Arizona                    85034

(Address of Principal Executive Offices)                  (Zip Code)


Registrant's Telephone Number, Including Area Code  - (480) 643-2000


                                 Not Applicable
         (Former Name or Former Address if Changed Since Last Report)
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Item 7.     Financial Statements and Exhibits.

            (a)   Inapplicable

            (b)   Inapplicable.

            (c)   Exhibits:

                  99.   Press Release of Avnet, Inc. dated June 19, 2001


Item 9.     Regulation F-D Disclosure.

      The press release of Avnet, Inc. issued on June 19, 2001 is being filed as
      Exhibit 99 hereto.

      Management of Avnet, Inc. may, from time to time, comment on expectations concerning Avnet's future financial performance during discussions with investors, the media, investment analysts, and others. To the extent management's expectations differ during those discussions from the comments made by management in Avnet's conference calls, such new expectations will be posted on the Investor Relations home page of Avnet's web site.


No other item of this report form is presently applicable to the Registrant.



                                S I G N A T U R E


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    AVNET, INC.
                                    (Registrant)



Date: June 19, 2001                 By:       /s/Raymond Sadowski
                                       ---------------------------------------
                                            Raymond Sadowski
                                            Senior Vice President and
                                            Chief Financial Officer
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                                  EXHIBIT INDEX

Exhibit Number                            Description of Exhibit

      99                                  Press Release of Avnet, Inc.
                                          dated June 19, 2001